UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2011.

UNWALL INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52207	45-0588917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 325 – 7582 Las Vegas Blvd South
Las Vegas, Nevada 89123
(Address of principal executive offices and Zip Code)

1-702-560-4373
Registrant's telephone number, including area code

QUADRA PROJECTS INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On October 7, 2011, the Company’s office address changed to the following:
Suite 325 – 7582 Las Vegas Blvd South
Las Vegas, Nevada 89123
On that date, the Company’s telephone number also changed to the following:
1-702-560-4373

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2012.

Unwall International Inc. /s/ Wang Zheng

Mr. Wang Zheng Chief Executive